SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 29, 2000

                                  ELCOTEL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter).

        Delaware                    000-15205                     592518405
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)

  6428 Parkland Drive, Sarasota, Florida                            34243
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)

                         Registrant's telephone number,
                       including area code: (941) 758-0389

Item 5. Other Events

      On November 29, 2000, Elcotel, Inc. (the "Company") received notification from the Nasdaq Stock Market, Inc. ("NASDAQ") that the Company's common stock has failed to maintain a minimum bid price of $1.00 per share over the last 30 consecutive trading days as required by Marketplace Rule 4450(a)(5) (the "Rule"). Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company has 90 calendar days, or until February 27, 2001, to regain compliance with the Rule. If at any time before February 27, 2001, the bid price of the Company's common stock is at least $1.00 for a minimum of 10 consecutive trading days, Nasdaq will determine if the Company complies with the Rule. However, if the Company is unable to demonstrate compliance with the Rule on or before February 27, 2001, Nasdaq will provide the Company with written notification pursuant to Marketplace Rule 4815(b) that Nasadq has determined to delist the Company's common stock. At that time, the Company may request a review of Nasdaq's determination.

      As disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, the Company is continuing its efforts to raise additional equity capital and/or secure other sources of financing to facilitate the restructuring of its bank indebtedness. However, there can be no assurance that the Company will be able to secure other sources of financing, raise additional equity capital or restructure its bank indebtedness. Accordingly, there is no assurance that the Company will be able to continue normal operations. In addition, even if the Company's efforts to raise additional financing and/or capital are successful, there is no assurance that any such additional financing and/or capital would be provided on terms that are not onerous or that the percentage ownership of the Company's current stockholders will be not be reduced substantially. If the Company is able to raise additional equity capital and/or secure other sources of financing to facilitate the restructuring of its bank indebtedness, it believes, but cannot assure, that such developments may have a positive effect on the bid price of its common stock, which might permit the Company to regain compliance with the Rule.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ELCOTEL, INC.

Date: December 6, 2000                             By: /s/ William H. Thompson
                                                      --------------------------
                                                      William H. Thompson
                                                      Senior Vice President,
                                                      Administration and Finance


                                       3